                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                           NUVEEN SENIOR INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

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(4) Date filed:

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

NOTICE OF ANNUAL MEETING                                     333 West Wacker Drive
OF SHAREHOLDERS -                                            Chicago, Illinois
OCTOBER 25, 2000                                             60606
                                                             (800) 257-8787

NUVEEN SENIOR INCOME FUND

September 1, 2000

TO THE COMMON AND PREFERRED SHAREHOLDERS OF NUVEEN SENIOR INCOME FUND:

Notice is hereby given that the Annual Meeting of the common and preferred shareholders (collectively, the "Shareholders") of Nuveen Senior Income Fund, a Massachusetts business trust ("NSL", the "Senior Income Fund" or the "Fund"), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, October 25, 2000, at 11:00 a.m., Chicago time, for the following purposes:

    1. To elect six (6) trustees to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified as follows:

        a) four (4) trustees to be elected by the holders of Common Shares and Taxable Auctioned Preferred Shares, Series TH ("TAPS"), voting together as a single class; and

        b) two (2) trustees to be elected by the holders of TAPS only, voting separately as a single class.

    2. To ratify the selection of KPMG LLP as independent auditors for the fiscal year ending July 31, 2001.

    3. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record of the Fund at the close of business on August 9, 2000 are entitled to notice of and to vote at the Fund's Annual Meeting.

YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

PROXY STATEMENT

SEPTEMBER 1, 2000                                             333 West Wacker
                                                              Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN SENIOR INCOME FUND - NSL

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of Nuveen Senior Income Fund (the "Fund"), of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on October 25, 2000 (the "Annual Meeting"), and at any and all adjournments thereof.

On the matters coming before the Fund's Annual Meeting as to which a choice has been specified by the shareholders of the Fund on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares of the Fund will be voted FOR the election of the nominees for trustee, as listed in this Proxy Statement, and FOR ratification of the selection of KPMG LLP as the Fund's independent auditors. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

A quorum of shareholders is required to take action at the Fund's Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting powers on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will have no effect in the election of trustees (the six nominees receiving the largest number of votes will be elected) and will be treated as shares voted against ratification of the selection of independent auditors. The details of both proposals to be voted on by the shareholders of the Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on August 9, 2000 will be entitled to one vote for each share held. As of August 9, 2000, 29,634,021 common shares and 1,840 TAPS of the Fund were issued and outstanding.

This Proxy Statement is first being mailed to shareholders of the Fund on or about September 1, 2000.

1. ELECTION OF TRUSTEES

At the Fund's Annual Meeting, six (6) trustees are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of the Fund's organizational documents, holders of TAPS are entitled to elect two (2) trustees, and the remaining trustees are to be elected by holders of Common Shares and TAPS, voting together as a single class.

          (a) Four trustees are to be elected by holders of Common Shares and the TAPS voting together as a single class. Trustees Bacon, Evans, Leafstrand and Wellington are nominees for election by all shareholders.

          (b) Holders of TAPS are entitled to elect two of the trustees. Trustees Kissick and Schwertfeger are nominees for election by holders of TAPS.

The affirmative vote of a plurality of the shares present and entitled to vote will be required to elect the trustees of the Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a trustee of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund's present Board of Trustees.

Other than Mr. Schwertfeger, none of the trustees have ever been a director or an employee of Nuveen Investments ("Nuveen") or any affiliate.

The following table shows each nominee's date of birth, principal occupation and other business affiliations and the number of shares of the Fund which each nominee beneficially owned as of July 31, 2000. None of the nominees beneficially owned any TAPS as of July 31, 2000. All of the trustees have been trustees of the Fund since its organization in 1999.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS GIVE VOTING INSTRUCTIONS FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR TRUSTEE OF THE FUND

--------------------------------------------------------------------------------
                                                            FULL COMMON SHARES
                                                           BENEFICIALLY OWNED AS
                                                                    OF
                                                               JULY 31, 2000
                                                           ---------------------
      NAME, BIRTHDATE AND PRINCIPAL OCCUPATIONS OF           THE      ALL NUVEEN
             NOMINEES AS OF JULY 31, 2000(1)                 FUND      FUNDS(2)
--------------------------------------------------------------------------------
James E. Bacon (2/27/31)                                                   4,645
Business consultant; formerly, Director of Lone Star
Industries, Inc. (1992-1999); previously, Director and
Executive Vice President of U.S. Trust Corporation and
Trustee of United States Trust Company of New York.
Jack B. Evans (10/22/48)                                                  11,682
President, The Hall-Perrine Foundation (a private
philanthropic corporation); previously, President and
Chief Operating Officer, SCI Financial Group, Inc. (a
regional financial services firm).
William L. Kissick (7/29/32)                                               3,022
Professor, School of Medicine and the Wharton School of
Management and former Chairman, Leonard Davis Institute
of Health Economics, University of Pennsylvania.
Thomas E. Leafstrand (11/11/31)                               7,000       15,989
Retired; previously, Vice President in charge of
Municipal Underwriting, Trading, and Dealer Sales at The
Northern Trust Company.
*Timothy R. Schwertfeger (3/28/49)                           44,400      290,429
Chairman (since May 1999), President and Trustee (since
July 1996) of the funds advised by Nuveen Institutional
Advisory Corp. and the funds advised by Nuveen Senior
Loan Asset Management Inc.; Chairman (since July 1996)
and Director of The John Nuveen Company, Nuveen
Investments, Nuveen Advisory Corp., Nuveen Institutional
Advisory Corp. and the funds advised by Nuveen Advisory
Corp.; previously, Executive Vice President of The John
Nuveen Company, Nuveen Investments, Nuveen Advisory Corp.
and Nuveen Institutional Advisory Corp.; Chairman and
Director (since January 1997) of Nuveen Asset Management,
Inc.; Chairman and Director of Rittenhouse Financial
Services, Inc. (since March 1999); Chief Executive
Officer and Director of Nuveen Senior Loan Asset
Management Inc. (since September 1999).
Sheila W. Wellington (2/24/32)                                            18,079
President of Catalyst (a not-for-profit organization
focusing on women's leadership development in business
and the professions).
--------------------------------------------------------------------------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Fund's investment adviser, Nuveen Senior Loan Asset Management Inc.

(1) In addition to the Fund, the trustees are also trustees of one fund managed by Nuveen Senior Loan Asset Management Inc. ("NSLAM") and 8 open-end and 5 closed-end funds advised by Nuveen Institutional Advisory Corp. ("NIAC"). In addition, Mr. Schwertfeger is a director of 54 closed-end funds and 37 open-end funds advised by Nuveen Advisory Corp. ("NAC").

(2) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in the Fund, the other fund advised by NSLAM, the funds advised by NAC (excluding the NAC money market funds) and the funds advised by NIAC. For each trustee, includes share equivalents of certain Nuveen funds in which the trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under "Compensation." For Mr. Schwertfeger, also includes shares held in Nuveen's 401(k)/Profit Sharing Plan.

The above persons have sole voting power and sole investment power as to the shares listed above, with the exception of Sheila W. Wellington, who holds her shares jointly with her spouse and Timothy Schwertfeger, who holds shares jointly with his spouse.

COMPENSATION

The trustees affiliated with Nuveen or Nuveen Senior Loan Asset Management Inc. ("NSLAM") serve without any compensation from the Fund. Trustees who are not affiliated with Nuveen or NSLAM ("Independent Trustees") receive a $35,000 annual retainer for serving as a trustee for all funds managed by NSLAM and NIAC, $1,000 fee per day plus expenses for attendance in person at all meetings (other than a meeting of the dividend and valuation committee held solely to declare a dividend) held on a day on which no regular Board meeting is held, $500 for attendance by telephone of such meetings and $200 for attendance in person or by telephone at a meeting of the dividend and valuation committee. The annual retainer, fees and expenses are allocated among the funds on the basis of relative net asset sizes.

The Board of Trustees of certain Nuveen Funds (the "Participating Funds") have adopted a Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, the Independent Trustees of the Participating Funds may defer receipt of all, or a portion of, their compensation for services to the Participating Funds. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen Funds selected by the participant trustee.

The Fund is a Participating Fund and each Independent Trustee has elected to defer all or a portion of their compensation. Total deferred fees for the Fund for fiscal year 2000 (including the return from the assumed investment in the eligible Nuveen Funds) payable are shown in the Deferred Fees column below.

The following table shows, for each trustee who is not affiliated with Nuveen or NSLAM, (1) the aggregate compensation paid by the Fund for its fiscal year ended July 31, 2000, (2) the total deferred fees and (3) the total compensation paid by the funds advised by NSLAM and the funds advised by NIAC during the calendar year 1999.

COMPENSATION TABLE

                                                                     TOTAL COMPENSATION
                             AGGREGATE COMPENSATION  DEFERRED FEES      NUVEEN FUNDS
      NAME OF TRUSTEE           FROM THE FUND(1)     FROM THE FUND   PAID TO TRUSTEES(2)
---------------------------  ----------------------  -------------   -------------------
James E. Bacon                               $4,367     $1,193                   $45,000
Jack B. Evans                                 4,367      1,272                    45,000
William L. Kissick                            4,367      1,068                    45,000
Thomas E. Leafstrand                          4,788      1,436                    49,400
Sheila W. Wellington                          4,367      2,544                    45,000
----------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to the Plan, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one of more eligible Nuveen Funds.

(2) Includes compensation for service on the Board of the Fund, the open-end and closed-end funds advised by NIAC and Nuveen Floating Rate Fund advised by NSLAM.

The John Nuveen Company (JNC) maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

The Independent Trustees of the Fund are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of an Independent Trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the corporate contributions committee of JNC. The Independent Trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Independent Trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the corporate contributions committee.

William L. Kissick and Timothy R. Schwertfeger serve as the current members of the executive committee of the Fund's Board of Trustees. The Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The executive committee of the Fund held one meeting during the fiscal year ended July 31, 2000.

Thomas E. Leafstrand and Timothy R. Schwertfeger are the current members of the dividend and valuation committee of the Fund. The dividend and valuation committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend and valuation committee of the Fund held eight meetings during the fiscal year ended July 31, 2000.

The Fund's Board of Trustees has an audit committee composed of James E. Bacon, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington, trustees of the Fund who are not "interested persons." The Fund's audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The audit committee of the Fund held two meetings during the fiscal year ended July 31, 2000.

Nomination of those trustees who are not "interested persons" of the Fund is committed to a nominating and governance committee composed of the trustees who are not "interested persons" of the Fund. Members of each Fund's nominating and governance committee are James E. Bacon, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington. The Fund's nominating and governance committee identifies and recommends individuals to be nominated for election as non-interested trustees. The nominating and governance committee of the Fund held two meetings during the fiscal year ended July 31, 2000. No policy or procedure has been established as to the recommendation of trustee nominees by shareholders.

The Board of Trustees of the Fund held four regular board meetings and three special board meetings during the fiscal year ended July 31, 2000. During the last fiscal year, each Board member attended 75% or more of the Fund's Board meetings and committee meetings (if a member thereof).

The following table sets forth information with respect to each executive officer of the Fund, other than Mr. Schwertfeger who is a trustee and included in the table relating to the nominees for the Board. Officers of the Fund receive no compensation from the Fund. The term of office of all officers will expire in July 2001.

---------------------------------------------------------------------------------
  NAME, BIRTHDATE AND PRINCIPAL OCCUPATIONS
  OF EXECUTIVE OFFICERS AS OF JULY 31, 2000       POSITIONS AND OFFICES WITH FUND
---------------------------------------------------------------------------------
Alan G. Berkshire, (12/28/60)                     Vice President and Assistant
Senior Vice President (since May 1999),           Secretary (since inception)
General Counsel (since September 1997) and
Secretary (since May 1998) of The John Nuveen
Company, Nuveen Investments, Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.
and Nuveen Asset Management, Inc.; Senior Vice
President and Secretary (since September 1999)
of Nuveen Senior Loan Asset Management Inc.;
prior to September 1997, Partner in the law
firm of Kirkland & Ellis.
Peter H. D'Arrigo, (11/28/67)                     Vice President and Treasurer
Vice President of Nuveen Investments (since       (since inception)
January 1999); prior thereto, Assistant Vice
President from January 1997 to January 1999;
formerly, Associate of John Nuveen & Co.
Incorporated; Vice President and Treasurer of
Nuveen Senior Loan Asset Management Inc.
(since September 1999); Chartered Financial
Analyst.
Lorna C. Ferguson, (10/24/45)                     Vice President (since
Vice President of Nuveen Investments and          inception)
(since January 1998) Vice President of Nuveen
Advisory Corp. and Nuveen Institutional
Advisory Corp.
Stephen D. Foy, (5/31/54)                         Vice President and Controller
Vice President of Nuveen Investments and          (since inception)
(since May 1998) The John Nuveen Company;
Certified Public Accountant.
David J. Lamb, (3/22/63)                          Vice President
Vice President of Nuveen Investments (since       (since July 2000)
March 2000), prior thereto, Assistant Vice
President (since January 1999), formerly
Associate of Nuveen Investments; Certified
Public Accountant.

---------------------------------------------------------------------------------
  NAME, BIRTHDATE AND PRINCIPAL OCCUPATIONS
  OF EXECUTIVE OFFICERS AS OF JULY 31, 2000       POSITIONS AND OFFICES WITH FUND
---------------------------------------------------------------------------------
Jeffrey W. Maillet, (9/30/56)                     Vice President
Executive Managing Director of the Adviser        (since inception)
(since September 1999); prior thereto, Senior
Vice President of Van Kampen Investment
Advisory Corp. (since 1989); prior to 1989,
assistant portfolio manager and credit officer
for The Pilgrim Group.
Larry W. Martin, (7/27/51)                        Vice President and
Vice President, Assistant Secretary and           Assistant Secretary
Assistant General Counsel of Nuveen               (since inception)
Investments; Vice President and Assistant
Secretary of Nuveen Advisory Corp., Nuveen
Institutional Advisory Corp. and Nuveen Senior
Loan Asset Management Inc. (since September
1999); Assistant Secretary of The John Nuveen
Company; Assistant Secretary of Nuveen Asset
Management (since January 1997).
Gifford R. Zimmerman, (9/9/56)                    Vice President and
Vice President, Assistant Secretary and           Secretary (since inception)
Associate General Counsel of Nuveen
Investments; Vice President, General Counsel
and Assistant Secretary of Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.;
Vice President and Assistant Secretary of
Nuveen Senior Loan Asset Management Inc.
(since September 1999); Assistant Secretary of
The John Nuveen Company; Chartered Financial
Analyst.
---------------------------------------------------------------------------------

On July 31, 2000, trustees and executive officers of the Fund as a group beneficially owned 373,798 common shares of all of the Nuveen Funds managed by NIAC, NAC, and NSLAM (including share equivalents of certain Nuveen Funds in which the trustee is deemed to be invested in connection with the deferral of compensation by trustees pursuant to the Plan and shares held by the executive officers in Nuveen's 401(k)/Profit Sharing Plan, but excluding shares of the NAC money market funds). As of July 31, 2000 the trustees and executive officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. As of August 9, 2000, no shareholder owned more than 5% of any class of shares of the Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(f) of the 1940 Act and Section 16(a) of the Securities Act of 1934 require each of the Fund's officers and trustees, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that from the inception of such Fund through August 9, 2000, all such filing requirements applicable to the Fund's officers and trustees, investment adviser and affiliated persons of the investment adviser were complied with, except that, due to a clerical error, the initial affiliation reports on behalf of each such person were filed late. In addition, forms which were required to be filed with the SEC with regard to purchases by Timothy R. Schwertfeger were filed late. To the knowledge of management of the Fund, no shareholder of the Fund owns more than 10% of a registered class of any Fund's equity securities.

2. SELECTION OF INDEPENDENT AUDITORS

The members of the Fund's Board of Trustees who are not "interested persons" of the Fund have unanimously selected KPMG LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending July 31, 2001. KPMG LLP has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as auditors and independent accountants. The selection of KPMG LLP as independent auditors of the Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of KPMG LLP is expected to be present at the Annual Meeting and will be available to respond to any appropriate questions raised at the Annual Meeting and to make a statement if he or she wishes.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS GIVE VOTING INSTRUCTIONS FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER AND THE INVESTMENT MANAGEMENT AGREEMENT

NSLAM, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for the Fund. The Adviser is a wholly owned subsidiary of The John Nuveen Company ("JNC") which in turn is approximately 77% owned by The St. Paul Companies, Inc., ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen Investments, a wholly owned subsidiary of JNC, acted as co-managing underwriter in the initial public offerings of the common shares of the Fund in 1999 and its preferred shares in 2000.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2001, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than May 4, 2001. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside the process of Rule 14a-8 must submit such written notice not later than July 18, 2001. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of Nuveen Investments or NSLAM, or by dealers and their representatives.

ANNUAL REPORT DELIVERY

Annual reports will be sent following the Fund's fiscal year to shareholders then of record. The Fund will furnish, without charge, a copy of its annual report to its shareholders upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at the Fund's Annual Meeting. However, if other matters are properly presented to an Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at the Fund's Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at the Fund's Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO VOTE YOUR SHARES PROMPTLY.

Gifford R. Zimmerman
Vice President and Secretary

                            NUVEEN INVESTMENTS LOGO

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NSL1000


[NUVEEN LOGO]
NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1286      NUVEEN SENIOR INCOME FUND

                         ANNUAL MEETING OF SHAREHOLDERS

                                 COMMON SHARES


PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 25, 2000

The annual meeting of shareholders will be held Wednesday, October 25, 2000, at 11:00 a.m. Central Time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire and Gifford R. Zimmerman and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on October 25, 2000, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                                                                [CONTROL NUMBER]
--------------------------------------------------------------------------------
NUVEEN SENIOR INCOME FUND

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
-------------------------------------------------------------------------------
COMMON SHARES
VOTE ON PROPOSALS


1. ELECTION OF NOMINEES TO THE BOARD
(01) James E. Bacon               FOR     WITHHOLD    FOR ALL
(02) Jack B. Evans                ALL       ALL       EXCEPT
(03) Thomas E. Leafstrand
(04) Sheila W. Wellington

                         To withhold authority to vote for an individual nominee mark the box "For All Except" and write the nominee's number on the line below.

                         ---------------------------------



2. RATIFICATION OF THE SELECTION  FOR     AGAINST     ABSTAIN
OF KPMG LLP AS INDEPENDENT        / /       / /         / /
AUDITORS FOR THE CURRENT
FISCAL YEAR

-------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE ((800) 690-6903) OR OVER THE INTERNET (www.proxyvote.com).

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.

------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date   Signature [Joint Owners]     Date


[NUVEEN LOGO]
NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1286      NUVEEN SENIOR INCOME FUND

                         ANNUAL MEETING OF SHAREHOLDERS

                 TAXABLE AUCTIONED PREFERRED SHARES, SERIES TH

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 25, 2000

The annual meeting of shareholders will be held Wednesday, October 25, 2000, at 11:00 a.m. Central Time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire and Gifford R. Zimmerman and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on October 25, 2000, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                                                                [CONTROL NUMBER]
--------------------------------------------------------------------------------
NUVEEN SENIOR INCOME FUND

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
-------------------------------------------------------------------------------
TAXABLE AUCTIONED PREFERRED SHARES, SERIES TH
VOTE ON PROPOSALS


1. ELECTION OF NOMINEES TO THE BOARD
(01) James E. Bacon               FOR     WITHHOLD    FOR ALL
(02) Jack B. Evans                ALL       ALL       EXCEPT
(03) William L. Kissick           / /       / /         / /
(04) Thomas E. Leafstrand
(05) Timothy R. Schwertfeger
(06) Sheila W. Wellington

                         To withhold authority to vote for an individual nominee mark the box "For All Except" and write the nominee's number on the line below.

                         ---------------------------------



2. RATIFICATION OF THE SELECTION  FOR     AGAINST     ABSTAIN
OF KPMG LLP AS INDEPENDENT        / /       / /         / /
AUDITORS FOR THE CURRENT
FISCAL YEAR

-------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE ((800) 690-6903) OR OVER THE INTERNET (www.proxyvote.com).

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.

------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date   Signature [Joint Owners]     Date